SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2004

Arrhythmia Research Technology, Inc.
(Exact name of issuer as specified in its charter)

Delaware	1-9731	72-0925679
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
Incorporation or organization)

25 Sawyer Passway
Fitchburg, MA 01420
(Address of principal executive offices and zip code)

(978) 345-5000
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosures

On August 11, 2004 the Board of Directors of Arrhythmia Research Technology, Inc. (the “Company”) declared a cash dividend. The Company issued a press release dated August 12, 2004 announcing the cash dividend, which is attached as Exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c). Exhibits

Exhibit Number	Description
99.1	Press Release dated August 12, 2004 announcing cash dividend.
99.2	Press Release dated August 11, 2004 announcing its financial results for the 2nd quarter.

Item 12. Financial Statements

On August 11, 2004, The Company issued a press release announcing its financial results for the 2nd quarter. The press release is attached as Exhibit 99.2 to this report.

The information set forth in this Item 12 and Exhibit 99.2 are furnished to, but shall not be deemed “filed” with the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the 13th day of August 2004.

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
By: /s/ David A. Garrison
David A. Garrison
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated August 12, 2004 announcing cash dividend.
99.2	Press Release dated August 11, 2004 announcing its financial results for the 2nd quarter.